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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-78139 and 333-92997 of Prosperity Bancshares, Inc. on Form S-8 and in Registration Statement No. 333-93857 of Prosperity Bancshares, Inc. on Form S-3 of our report dated February 4, 2000, appearing in this Annual Report on Form 10-K of Prosperity Bancshares, Inc. for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP

Houston, Texas
March 7, 2000